UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 23, 2011

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement.

On June 23, 2011, Elite Pharmaceuticals Inc. (“Elite”) executed a Manufacturing and Supply Agreement (the “Agreement”) with The PharmaNetwork, LLC  and its wholly owned subsidiary, Ascend Laboratories, LLC (together "TPN") whereby Elite will manufacture and package TPN’s Methadone Hydrochloride, 10 mg tablets (the “Product”).  TPN shall be responsible for the procurement of all API used in connection with the manufacture of the Product.  TPN will compensate Elite at an agreed upon price for the manufacturing and packaging of the Products.   The Manufacturing and Supply Agreement has an initial term of one year and the term shall be extended for successive two (2) year terms upon the mutual written agreement of the Parties.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
99.1 Press Release dated June 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE PHARMACEUTICALS, INC.

Dated: June 29, 2011	By:	/s/ Chris Dick
Name: Chris Dick
Title: President & Chief Operating Officer